Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with this Annual Report on Form 10-K/A of Technology Research Corporation (the “Company”) for the year ended March 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Vice President of Finance and Chief Financial Officer certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 11, 2007	/s/ Barry H. Black
Barry H. Black
Vice President of Finance and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Technology Research Corporation and will be retained by Technology Research Corporation and furnished to the Securities and Exchange Commission or its staff upon request.